UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2003

GOLD BOND RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Washington

91-0757753

(State or other jurisdiction of incorporation)

(IRS Employer  Identification No.)

10701 Corporate Drive, Suite 293, Stafford, TX 77477

(Address of principal executive offices)

Registrant's telephone number, including area code 281-240-1787

(Former name or former address, if changed since last report)

Item  4. CHANGES IN REGISTRANTS’S CERTIFYING ACCOUNTANT

Item  7.   FINANCIAL STATEMENTS AND EXHIBITS

The Registrant hereby amends Item 7 of its Report on Form 8-K originally filed with the Securities and Exchange Commission on January 23, 2003 and as previously amended on March 18, 2003.

Item  8.       CHANGE IN FISCAL YEAR

Item 4.

Changes in Registrant’s Certifying Accountant.

(a)

On March 14, 2003, the client-auditor relationship between Gold Bond Resources, Inc. (the "Company") and DeCoria, Maichel & Teague P.S. ("DeCoria”) ceased as DeCoria was dismissed as the Company’s auditor.  The decision to use another accounting firm was made due to the recent acquisition.

To the knowledge of the  Company's current  Board of  Directors, DeCoria’s report of the  financial  statements  of the  Registrant  for the  fiscal years ended July 31, 2002 and 2001 did not contain any adverse  opinion or  disclaimer  of opinion and was not  qualified  or modified  as to  uncertainty,  audit scope or accounting principles, except for the Company’s ability to continue as a going concern.

During the audit of the Company's financial statements for the fiscal years ended July 31, 2002 and 2001 and any subsequent interim period through the date of dismissal, DeCoria did not have any disagreements with the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure and there were no “reportable events” with DeCoria as described in Items 304 (a) (1) (iv) and (v) of Regulation S-K, respectively..

(b)

On March 14, 2003, the Registrant’s board of directors engaged Malone & Bailey, PLLC, as its independent accountant for the year ended December 31, 2003. During the two most recent fiscal years and any subsequent  interim period prior to engaging Malone & Bailey, PLLC, the Company did not consult with Malone & Bailey, PLLC  regarding  either (i) the  application  of accounting  principles to a specified  transaction,  either completed  or proposed;  or the type of audit  opinion that might be rendered on the  Company's  financial  statements and therefore, no written or oral advice was provided to the Company;  or (ii) any  matter  that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the  related  instructions)  or a  reportable  event (as defined in Item 304(a)(1)(v)  of  Regulation  S-K).  Malone & Bailey, PLLC has reviewed the disclosure required by Item 304(a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304(a).  Malone & Bailey, PLLC did not furnish a letter to the Commission.

The Company has requested that DeCoria review the disclosure and DeCoria furnish the  Registrant  with a letter  addressed to the Commission  containing  any  new  information,  clarification  of the  Company's expression  of its  views,  or the  respect  in which it does not agree with the statements  made by the  Company  herein.  Such letter shall be filed as an exhibit to this Report by amendment.

Item 7.

Financial Statements and Exhibits

a)  Financial statements of businesses acquired

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of

  EnerTeck Chemical Corporation

  Houston, Texas

We have audited the accompanying balance sheet of EnerTeck Chemical Corporation as of December 31, 2002, and the related statements of operations, stockholders’ equity (deficit), and cash flows for the two years then ended.  These financial statements are the responsibility of EnerTeck’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EnerTeck Chemical Corporation as of December 31, 2002, and the results of its operations and cash flows for the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Malone & Bailey, PLLC

Malone & Bailey, PLLC

www.malone-bailey.com

Houston, Texas

March 10, 2003

ENERTECK CHEMICAL CORPORATION

BALANCE SHEET

December 31, 2002

ASSETS
Current assets:
Cash	$ 31,097
Accounts receivable, trade - no allowance for doubtful accounts	18,060
Inventory	87,192
Total current assets	136,349

Property and equipment, net of accumulated depreciation of $4,819	28,253
$ 164,602

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$ 68,320
Accrued liability	100,000
Total current liabilities	168,320

Commitments and contingencies (Note 5)

STOCKHOLDERS’ EQUITY (DEFICIT):

Common stock, no par value, 1,000,000 shares authorized, 1,000,000 shares issued and outstanding	501,001
Retained deficit	(504,719)
(3,718)
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DIFICIT)	$ 164,602

See accompanying summary of accounting policies and notes to financial statements.

ENERTECK CHEMICAL CORPORATION

STATEMENTS OF OPERATIONS

Years Ended December 31, 2002 and 2001

	2002	2001

Revenues	$ 981,244	$ 1,429,864
Cost of goods sold	623,088	554,019
Gross profit	358,156	875,845

Costs and expenses:
Salaries	317,047	278,042
General and administrative	295,230	268,006
Non-cash compensation	420,000	-
Provision for asset impairment	85,714	-
	1,117,991	546,048

Income (loss) from operations	(759,835)	329,797

Other income	1,880	3,439

Net income (loss)	$ (757,955)	$ 333,236

Net income (loss) per share:
Basic and diluted	$ (.97)	$ .67

Weighted average shares outstanding:
Basic and diluted	780,164	500,000

See accompanying summary of accounting policies and notes to financial statements.

ENERTECK CHEMICAL CORPORATION

STATEMENT OF STOCKHOLDERS’ EQUITY (DEFICIT)

Years Ended December 31, 2002 and 2001

	Common Stock		Retained Earnings (Deficit)	Total
	Shares	Amount

Balances, December 31, 2000	500,000	$ 1,001	$ -	$ 1,001
Net income	-	-	333,236	333,236
Balances, December 31, 2001	500,000	1,001	333,236	334,237
Issuance of common stock for services	420,000	420,000	-	420,000
Sale of common stock	80,000	80,000	-	80,000
Distributions to stockholders	-	-	(80,000)	(80,000)
Net loss	-	-	(757,955)	(757,955)
Balances, December 31, 2002	1,000,000	$ 501,001	$ (504,719)	$ (3,718)

See accompanying summary of accounting policies and notes to financial statements.

 ENERTECK CHEMICAL CORPORATION

STATEMENTS OF CASH FLOWS

Years Ended December 31, 2002 and 2001

	2002	2001

CASH FLOWS FROM OPERATING ACTIVITES:
Net income (loss)	$ (757,955)	$ 333,236
Adjustments to reconcile net income (loss) to cash provided by (used in) operating activities:
Depreciation	11,682	17,160
Provision for asset impairment	85,714	-
Common stock issued for services	420,000	-
Changes in operating assets and liabilities:
Accounts receivable	193,668	(209,728)
Inventory	(87,192)	-
Accounts payable	(11,249)	75,569
Accrued expenses	100,000	-
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	(45,332)	216,237

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(25,101)	(115,708)
CASH FLOWS FROM FINANCING ACTIVITIES:
Sale of common stock	80,000	-
Distributions to stockholders	(80,000)	-
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	-	-
NET INCREASE (DECREASE) IN CASH	(70,433)	100,529
Cash, beginning of period	101,530	1,001
Cash, end of period	$ 31,097	$ 101,530

See accompanying summary of accounting policies and notes to financial statements.

ENERTECK CHEMICAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS AND BASIS OF PRESENTATION

EnerTeck Chemical Corporation (“EnerTeck”) was incorporated in Texas on November 29, 2000 and is a Houston-based corporation specializing in  combustion enhancement and emission reduction technology for diesel fuel.  EnerTeck’s primary product is EnerBurn, and is registered for highway use in all USA diesel applications. The products are used primarily in on-road vehicles, locomotives and diesel marine engines throughout the United States.

INVENTORY

Inventory consists of EnerBurn. Inventory is valued at the lower of cost or market using the average cost method.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost, net of accumulated depreciation.  Depreciation is computed over the estimated useful lives of the assets using the straight-line method for financial reporting purposes.  Maintenance and repairs are charged to operations as incurred.

Statement of Financial Accounting Standards (“SFAS”) No. 121, Accounting for the Impairment of Long-Lived Assets and Long-Lived Assets to be Disposed of, sets forth guidance as to when to recognize an impairment of long-lived assets and how to measure such impairment. The standards require certain assets be reviewed for impairment whenever events or circumstances indicate the carrying amount may not be recoverable. Based on application of SFAS No. 121, EnerTeck recognized an $85,714 impairment during fiscal 2002 related to certain equipment (see note 8 for additional information).

REVENUE RECOGNITION

EnerTeck recognizes revenue for products sold when the customer receives the product.

INCOME TAXES

EnerTeck has received approval from the Internal Revenue Service to be treated as an S Corporation in accordance with Internal Revenue Code section 1362. Accordingly, EnerTeck’s income is taxed directly to the shareholders, and no provision for federal income taxes is recorded by EnerTeck.

ENERTECK CHEMICAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

INCOME PER COMMON SHARE

The basic net income (loss) per common share is computed by dividing the net income (loss) applicable to common stockholders by the weighted average number of common shares outstanding.

Diluted net income (loss) per common share is computed by dividing the net income applicable to common stockholders, adjusted on an "as if converted" basis, by the weighted average number of common shares outstanding plus potential dilutive securities.

During 2002 and 2001 EnerTeck did not have any dilutive securities outstanding.

MANAGEMENT'S ESTIMATES AND ASSUMPTIONS

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

EnerTeck does not expect the adoption of recently issued accounting pronouncements to have a significant impact on EnerTeck’s results of operations, financial position or cash flow.

NOTE 2 – LOSS OF CUSTOMER

In October 2002, EnerTeck’s largest customer filed for bankruptcy and ceased operations. As a result, EnerTeck’s cash flows decreased significantly

EnerTeck has taken steps to increase sales to other customers and as of March 10, 2003 has raised $400,000 in equity funding (see note 9). Although no assurances can be given, EnerTeck expects that the continued support of EnerTeck's creditors and shareholders combined with capital raised will provide EnerTeck the ability to continue with its current operations.

ENERTECK CHEMICAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

NOTE 3 - PROPERTY AND EQUIPMENT

At December 31, 2002, property and equipment consisted of the following:

	Useful Lives	Amount
Computer equipment	5	$ 6,215
Furniture and fixtures	7	19,988
Equipment	7	6,869
		33,072
Less: accumulated depreciation		4,819
		$ 28,253

NOTE 4 – STOCKHOLDERS’ EQUITY

Common Stock - In November 2000, EnerTeck issued 500,000 shares of common stock to its founder and original shareholders for $1,001. In September 2002, EnerTeck issued an additional 420,000 shares of its common stock to EnerTeck’s President and Chief Executive Officer. The issuance has been recorded as non-cash compensation expense at $1 per share in 2002.

In October 2002, EnerTeck sold 80,000 shares of common stock for $1 per share.

Distributions to Stockholders – In January 2002 the Company made a cash distribution to its stockholders totaling $80,000.

NOTE 5 - COMMITMENTS AND CONTINGENCIES

RubyCat Technology Agreement- Effective September 7, 2001, EnerTeck entered into an Exclusive Market Segment Development Agreement (the “Agreement”) with RubyCat Technology, Inc. The Agreement gives EnerTeck exclusive rights to market RubyCat products, which includes EnerBurn, to on-highway diesel large fleet truck market, small engine marine (<7,000 horsepower) market, railroad diesel and the international diesel fuel market. In addition, EnerTeck was able to obtain approval from the Environmental Protection Agency to sell the product through its Agreement with RubyCat.

Under the Agreement, EnerTeck is required to purchase minimum quantities for the diesel truck fleet market each calendar year as follows:

Year ending December 31,	Gallons
2003	180,000
2004	270,000
2005	400,000
Thereafter	500,000

ENERTECK CHEMICAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

NOTE 5 - COMMITMENTS AND CONTINGENCIES (continued)

If EnerTeck fails to purchase the quantities noted above, the products and technologies will still be available to EnerTeck for purchase, but without exclusive market segment rights. EnerTeck was required to purchase 90,000 gallons in 2002 and only purchased approximately 40,000 gallons, resulting in EnerTeck being in default under the purchase commitment. As a result, on February 3, 2003 EnerTeck agreed to pay RubyCat $100,000 for the default and an amended agreement. The amended agreement extends the exclusive rights through December 31, 2003. In addition, the new agreement has a purchase option allowing EnerTeck to purchase the EnerBurn Technology for $6,000,000 to $6,600,000 depending on when the option would be exercised in 2003. The purchase option is from January 2003 through December 2003. The one time charge of $100,000 is included in cost of good sold in 2002 and in accrued liabilities as of December 31, 2002.

RubyCat has the right to review the price it charges EnerTeck quarterly. If the parties are unable to reach an agreement on the price increase, the agreement will terminate.

Office Lease - EnerTeck leases office space under a non-cancelable operating lease. Future minimum rentals due under non-cancelable operating leases with an original maturity of at least one-year are approximately as follow:

December 31,	Amount
2003	$ 9,747
2004	3,250

Rent expense for the years ended December 31, 2002 and period from inception through December 31, 2001 totaled approximately $10,000 and $11,000, respectively.

NOTE 6 – CONCENTRATION OF CREDIT RISK

For the years ended December 31, 2002 and 2001, EnerTeck purchased 100% of its products from RubyCat (see note 5).

Financial instruments that potentially subject EnerTeck to concentration of credit risk are accounts receivable. EnerTeck performs ongoing credit evaluations as to the financial condition of its customers. Generally, no collateral is required. Two customers accounted for 100% of accounts receivable balance at December 31, 2002.

ENERTECK CHEMICAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

NOTE 7 – REVENUE FROM MAJOR CUSTOMERS

A summary of EnerTeck’s revenues from major customers for the years ended December 31, 2002 and 2001 was approximately:

	2002	2001

Customer A	$ 646,000	$ 956,000
Customer B	156,000	166,000
Totals	$ 802,000	$ 1,122,000

NOTE 8 – PROVISION FOR ASSET IMPAIRMENT

During fiscal 2002 EnerTeck recorded an asset impairment charge of $85,714. The equipment impaired by EnerTeck was equipment located at various locations of its largest customer. Because of the bankruptcy of the customer, EnerTeck will not receive any future cashflows from the equipment resulting in management impairing all assets associated with this customer. These assets have been historically depreciated over seven years. There was no such charge in fiscal 2001.

NOTE 9 – SUBSEQUENT EVENTS

On January 8, 2003, EnerTeck merged with Gold Bond Resources, Inc. (“Gold Bond”), a U.S. public company. EnerTeck stockholders’ received 50,000,000 shares of Gold Bond common stock in exchange for 100% of EnerTeck’s common stock or 75% of the combined entity. As part of the agreement, Gold Bond agreed to change its name to EnerTeck Corporation.

For accounting purposes this transaction will be treated as an acquisition of Gold Bond and a recapitalization of EnerTeck. This tax-free transfer is pursuant to section 351 of the Internal Revenue Code of 1986, as amended.

After the merger, EnerTeck sold 8,000,000 shares of common stock for $.05 per share of a 10,000,000 share private placement offering.

b)

Proforma financial information

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENT

The following unaudited pro forma consolidated balance sheet of Gold Bond Resources, Inc. (Gold Bond) as of July 31, 2002 gives effect to the acquisition of EnerTeck Chemical Corporation (EnerTeck) by Gold Bond, which was effective January 8, 2003. The pro forma consolidated balance sheet is presented as if the acquisition had occurred at July 31, 2002. Gold Bond will issue 50,000,000 shares of its common stock in exchange for 100% of the outstanding common stock of EnerTeck. In addition to the shares issued to EnerTeck, 7,000,000 shares will be issued to consultants. This transaction was accounted for as a reverse merger (the Merger) and recorded for accounting purposes as a recapitalization of EnerTeck.

The pro forma consolidated statement of operations of Gold Bond, giving effect to the Merger, will effectively be that of EnerTeck, therefore, an unaudited consolidated statement of operations is not included herein, and reference should be made to the audited statement of operations of EnerTeck for the year ended December 31, 2002, included elsewhere herein.

The pro forma adjustments and the resulting unaudited pro forma consolidated financial statement have been prepared based upon available information and certain assumptions and estimates deemed appropriate by Gold Bond. Management believes, however, that the pro forma adjustments and the underlying assumptions and estimates reasonably present the significant effects of the transaction reflected thereby and that any subsequent changes in the underlying assumptions and estimates will not materially affect the unaudited pro forma consolidated financial statements presented herein. The unaudited pro forma consolidated financial statement does not purport to represent what the financial position or results of operations would have been had the Merger occurred on the date indicated or to project the financial position or results of operations for any future date or period. Furthermore, the unaudited pro forma consolidated financial statement does not reflect changes that may occur as the result of post-merger activities and other matters.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

	Gold Bond	EnerTeck
	July 31,	December 31,
	2002	2002	Adjustments	Pro Forma
ASSETS
Current assets:
Cash	$ 17,950	$ 31,097		$ 49,047
Accounts receivable, trade	-	18,060		18,060
Inventory	-	87,192		87,192
Total current assets	17,950	136,349		154,299

Property and equipment, net	-	28,253		28,253
	$ 17,950	$ 164,602		$ 182,552

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$ -	$ 68,320		$ 68,320
Accrued liability	-	100,000		100,000
Total current liabilities	-	168,320		168,320

Commitments and contingencies

STOCKHOLDERS’ EQUITY (DEFICIT):

Common stock, no par value, 1,000,000 issued and outstanding	-	501,001	(501,001)	-
Common stock, .001 par value, 9,419,999 issued and outstanding	9,420	-	57,000	66,420
Additional paid in capital	211,452		241,079	452,531
Retained deficit	(202,922)	(504,719)	202,922	(504,719)
	17,950	(3,718)		14,232
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$ 17,950	$ 164,602		$ 182,552

NOTES TO UNAUDITED PRO FORMA

CONSOLIDATED FINANCIAL STATEMENT

1.

BASIS OF PRESENTATION

The unaudited pro forma consolidated balance sheet is presented assuming the Merger occurred July 31, 2002 (Gold Bond) and December 31, 2002 (EnerTeck). The unaudited consolidated financial statements are based on the historical financial statements of EnerTeck which are included elsewhere in this filing and should be read in conjunction with those financial statements and notes thereto. The unaudited consolidated financial statements may not necessarily be indicative of the results which would actually have occurred if the merger had been in effect on the date or for the period indicated or which may result in the future.

2.

PRO FORMA CONSOLIDATED BALANCE SHEET

The pro forma adjustments to the unaudited pro forma consolidated balance sheet reflect the following adjustments:

*

Elimination of all equity accounts of Gold Bond.

*

Issuance of 50,000,000 shares of $.001 par value common stock to EnerTeck.

*

Issuance of 7,000,000 shares of common stock to consultants

Gold Bond’s consultants will receive warrants to acquire 15,000,000 shares of common stock for $.10 per share.

A consultant of EnerTeck will receive an option to purchase 1,750,000 shares of common stock for $.12 per share.

The majority shareholder of EnerTeck will receive and option to purchase 10,000,000 shares common stock for $.01 per share.

EnerTeck’s consultants will receive a warrant to purchase 4,981,500 shares of common stock for $.12 per share.

After the merger, there will be 66,420,000 shares of common stock outstanding, of which Gold Bond’s prior stockholders will hold 9,420,000. The share exchange agreement calls for a one for 10 reverse stock split to be effected within a reasonable period of time after January 8, 2003.

c) Exhibits:

     16.1 Letter regarding change in certifying accountants from DeCoria, Maichel & Teague P.S. to the Securities and Exchange Commission.

Item 8.

Changes in Fiscal Year

The Company changed its year end to December 31 in accordance with the rules of the Securities and Exchange Commission governing reverse acquisition accounting.

Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Gold Bond Resources, Inc.

April 1, 2003

/s/ Dwaine Reese

Dwaine Reese

Chairman of the Board and Chief Operating Officer